Generation Capital Associates
                              1085 Riverside Trace
                                Atlanta, GA 30328
                        Tel 404/303-8450 Fax 404/255-2218

                                CathayOnline Inc.
                            Financing Terms Agreement
                                November 22, 2000

1.   Issuer:

     CathayOnline Inc. (CAOL or Company) a Nevada corporation with its principal office located at:

     437 Madison Avenue
     33rd Floor
     New York NY 10022
     Tel: (212) 888-6822
     Fax: (212) 888-1212
     Email:

2.   Purchaser:

     Generation Capital Associates (GCA) and other purchasers (collectively Purchaser(s)). All Purchaser(s) shall be accredited investors as defined by Rule 501 of Regulation D.

3.   Securities:

     (a) Convertible Notes (Notes(s)) convertible into shares of the common stock of (Common Stock). The Notes(s) shall have a maturity date of twelve months; the unconverted principal balance and any accrued and unpaid interest shall be due and payable in cash on such date. The maturity date of the Note(s) shall be automatically extended for up to 18 one-month periods, unless the Purchaser(s) or any subsequent holder, (Holder(s)) notifies the Company in writing not less than ten (10) days prior to any expiration that the Note(s) will not be extended.

     (b) In lieu of paying a document preparation fee of $1,500.00 to GCA, CAOL shall issue to GCA 1,500,000 warrants (GCA Warrants) to purchase 1,500,000 shares of Common Stock exercisable for five (5) years from the Closing Date (as defined in Section 14 (b) herein) at a price equal to the closing bid price as quoted by Nasdaq Level II on the date upon which this Financing Terms Agreement (agreement) is mutually executed (Signing Date).

     (c) The GCA Warrants have a value of $0.001 per warrant.

     (d) The GCA Warrants shall be cashless exercise at any time after the Effective Date Deadline (as defined in Section 9 (a) herein) that the shares of Common Stock issuable upon exercise of GCA Warrants (GCA Warrants Shares) are not freely saleable under an effective Registration Statement (as defined in Section 9 (a) herein) and current prospectus.

4.   Investment Amount:

     $250,000

5.   Conversion Terms:

     The CAOL Note(s) are convertible into shares of Common Stock (Conversion Shares) at any time after the Closing Date (as defined in Section 14 (b) herein). The effective date (Effective Date) of each conversion shall be the date set forth on the conversion notice (Conversion Notice), provided such Conversion Notice is received by David A Rapaport, Esq. (General Counsel of GCA) as escrow agent (Escrow Agent) and the Company, via U.S. mail, facsimile, overnight courier, or hand delivery no later than the fifth business day after such date. The price at which the CAOL Note(s) shall be converted (Conversion Price) shall be the lower of (i) the average closing bid price of Company's Common Stock for the five days prior to the Effective Date of the Conversion Notice time (x) 70% (Multiplier) or (ii) the closing bid price as quoted on NASDAQ Level II on the Closing Date times the Multiplier.

6.   Prepayment:

     The CAOL Note(s) may not be prepaid, in whole or in part, without the written consent of Holder(s).

7.   Interest:

     Ten percent (10%) annual rate, payable monthly in arrears in cash (or CAOL common stock (Interest Shares) at the option of CAOL, only if such Interest Shares have been registered and are freely tradable by Holder(s)). Interest shall accrue from the Closing Date and shall be payable on the first business day of each month commencing January 2, 2001. If interest is paid in CAOL common stock the stock shall be valued at the lower of (i) the Multiplier times the Average Price for the five trading days immediately preceding the date the interest payment is due; or (ii) the Multiplier times the Average Price for the five trading days immediately preceding the date the Interest Shares are delivered to Holder(s).

8.   Securities Exemption:

     Act The CAOL Note(s) and GCA Warrants are being issued without registration under the Securities Act of 1993 (Securities Act) in reliance on the exemption provided by Section 4 (1) of the Securities Act.

9.   Securities  Act Registration:

     (a) CAOL shall file an amendment to its registration statement on Form SB2 under the Securities Act including the Conversion Shares and the Interest Shares and the GCA warrant shares (Registration Statement Amendment) as soon as reasonably practicable, but not more than fifteen (15) days, after the Closing Date (Filing Date Deadline) and shall use its best efforts to cause such Registration Statement Amendment to be declared effective not later than February 15, 2001 (Effective Date Deadline).

     (b) In the event the Registration Statement Amendment described above is not filed by the Filing Date Deadline and/or shall not become effective by the Effective Date Deadline: (i) the exercise method of the GCA Warrants shall become cashless until such Registration Statement Amendment becomes effective; (ii) the exercise price of the GCA Warrants shall be reduced by $0.03; and shall be further reduced by $0.01 for each month or part thereof commencing one month after the Effective Date Deadline, for up to two years from the Closing Date, but to not less than $0.05, that the Registration Statement Amendment has not been made effective with a current prospectus available. Or the Registration Statement Amendment ceases to be effective with a current prospectus available; or that the Conversion Shares and GCA Warrants Shares (Registerable Shares), cannot be sold pursuant to SEC Rule 144 (d) (subject only to Form 144 filing, manner of sale and volume limitation provisions of Rule 144), and (iii) the Multiplier shall be reduced five percentage points (a) for the first month or part thereof after the Filing Date Deadline that the Registration Statement Amendment has not been filed; and/or (b) for the first month or part thereof after the Effective Date Deadline that the Registration Statement Amendment has not become effective: and (iv) the Multiplier shall be reduced two percentage points for each additional month or part thereof commencing one month or part thereof commencing one month after the Effective Date Deadline, for up to two years from the Effective Date, that the Registration Statement Amendment has not been made effective with a current prospectus available, or the Registration Statement Amendment ceases to be effective with a current prospectus available; or the Registerable Shares cannot be sold pursuant to SEC Rule 144 (d) (subject only to Form 144 filing, manner of sale and volume limitation provision of Rule 144).

     (c) Until the earlier of (i) two years from the Closing Date or the date upon which all of the Registerable shares have been sold, CAOL shall maintain the effectiveness of the Registration Statement and/or shall maintain its status as a current filer under the Securities Exchange Act of 1934, so that Purchaser(s) and/or Holder(s) of Registerable Securities may sell such securities without restriction (except for the prospectus delivery requirements of the Securities Act of 1993 and/or Form 144 filing, manner of sale and volume limitation provision of Rule 144), during such period.

10.  Limitations:

     No Purchaser or subsequent Holder of CAOL Note(s) and/or GCA Warrants shall be permitted to convert any CAOL note(s) or to exercise any GCA Warrants to the extent that such conversion would cause any Holder to be the beneficial owner of more than 5% of the then outstanding CAOL Common Stock, at that given time. This limitation shall not be deemed to prevent any Holder from acquiring more than an aggregate of 5% of the Common Stock, so long as such Holder does not beneficially own more than 5% of CAOL Common Stock, at any given time. The Holder(s) shall not be entitled to vote any Conversion shares or GCA Warrants Shares. The prohibition against voting shall terminate upon the bona fide transfer of any Conversion Shares and/or GCA Warrants Shares to a third party who is not an affiliate of any Holder(s).

11.  Transferability:

     The CAOL Note(s) and GCA Warrants shall be freely transferable by the Purchasers or any Holder(s) provided such transfer is in compliance with applicable United States and state securities laws.

12.  Escrow of Common Stock:

     (a) To facilitate the delivery of the Conversion Shares upon any conversion of the CAOL Note(s) in whole or in part or the full or partial exercise of the GCA Warrants, CAOL will issue 6,500,000 shares of CAOL Common Stock
     (Escrow Shares) in the name of Escrow Agent and will deliver the certificates for such shares without legend to the Escrow Agent within five
     (5) business days of the mutual execution of this Agreement.

     (b) CAOL will deliver to Escrow Agent at the address listed below certificates without legend in the name of Escrow Agent for such Escrow
     Shares:

                                    David A. Rapaport, Esq.
                                    333 Sandy Springs Circle, Suite 230
                                    Atlanta, GA 30328
                                    Tel: 404/257-9150  Fax: 404/257-9125
                                    Email: drapaport@hcfmgmt.com

     (c) Escrow Agent shall upon receipt of the Escrow Shares or any Additional Escrow Shares (as defined in Section 12 (d) herein), to deposit the Escrow Shares and any Additional Escrow Shares into his securities brokerage account at Bear Stearns Securities Corp. (BEST). At the request of BEST, CAOL, will take all necessary actions to cause the Escrow Shares to be transferred promptly into the street name of BEST's securities depository.

     (d) If at any time, or from time to time, the Escrow Agent is holding less than 200% of the number of Escrow Shares required to convert the remaining CAOL Notes(s) (based on the then Conversion Price) plus up to the number of shares of CAOL Common Stock issuable upon exercise of the GCA Warrants, the Escrow Agent and/or Holder(s) may request in writing that the Company deposit enough additional shares of common Stock with the Escrow Agent (Additional Escrow Shares) so that the Escrow Agent is holding 200% of the number of Escrow Shares required to convert such remaining CAOL Note(s) plus the number of shares of CAOL Commonn Stock issuable upon exercise of the GCA Warrants. The failure of the Company to deliver such Additional Escrow Shares within ten business days of such demand shall be a material default of this Agreement and in addition to any other remedies, including without limitation specific performance (to which Holder(s) are hereby entitled), shall entitle the Holder(s) to an immediate distribution of Escrow shares in an amount equal to 500,000 Escrow Shares, plus an additional 50,000 Escrow Shares for each day after the tenth business day such failure to deliver the additional Escrow Shares continues. (Such distribution shall be made by the Escrow Agent to the Holder(s) pro-rata to the principal amount of CAOL Note(s) held by each Holder.) CAOL acknowledges that its obligation for any Additional Escrow Shares is additional compensation to Purchaser(s) for the risk of potential failure or refusal of CAOL to deliver Additional Escrow Shares, and is not a penalty.

     (e) Upon the earlier of (i) thirty (30) days after the date upon which the last remaining CAOL Note(s) has been fully converted into Conversion Shares with interest paid in full; or (ii) the full payment of the remaining principal and interest balance of the CAOL Note(s), the Escrow Agent shall return any remaining Escrow Shares to CAOL except for up to 2,000,000 Escrow Shares to be held until the earlier of the full exercise of the GCA Warrants or the expiration of the GCA Warrants.

     (f) If at any time the Escrow Agent is required to deliver to Purchaser(s) or Holder(s) Escrow Shares that have not been registered or may not be sold under Rule 144, the Escrow Agent shall cause CAOL's transfer agent to place a standard restrictive legend on the certificates for such shares prior to transfer and delivery to Holder(s).

13.  Escrow of CAOL Note(s):

     (a) To facilitate the delivery of the Note(s) the Company shall deliver to the Escrow Agent at the address set forth in Section 12(b) within five (5) business days of the mutual execution of this Agreement five (5) CAOL Notes, which have been duly executed by the Company but which are blank as to name and address of the Purchaser(s), principal amount and date of issuance (Issue Date).

     (b) The Escrow Agent shall upon receipt of good funds for the purchase of a CAOL Note(s) fill in the name and address of the Purchaser(s), principal amount and Issue Date. The Escrow Agent shall deliver the completed Note(s) to the Purchaser(s) and the escrowed funds together with a copy of the completed Note(s) to the Company. Upon issuance of the entire $250,000 of Notes the Escrow Agent shall return any remaining unissued blank Notes to Company.

14.  Purchase of CAOL Note(s):

     (a) Purchaser(s) shall deposit with the Escrow Agent $250,000 for the purchase of the CAOL Note(s) within five (5) business days of the receipt by the Escrow Agent of the unlegended certificate(s) for the Escrow Shares registered in the name of David A. Papaport, Esq., the five (5) executed blank Notes, the GCA Warrants and a legal opinion acceptable to Purchaser(s) in form and substance from counsel to CAOL.

     (b) The Escrow Agent shall wire the purchase price for the CAOL Note(s) to CAOL in accordance with its written instructions and shall deliver the CAOL Notes(s) to and GCA Warrants to GCA within five business days of confirmation that the Escrow Shares have been transferred into the "street name" of the BEST's securities depository. The date upon which the purchase price for the CAOL Note(s) is wired to CAOL is the "Closing Date."

15.  Representations, Warranties and Covenants of CAOL:

     CAOL makes the following representations, warranties and covenants:

     (a) Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.

     (b) Authorization: Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue and sell the CAOL Note(s), the Conversion Shares, the GCA Warrants and the GCA Warrants Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement has been duly executed and delivered by the Company. The Agreement constitutes valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of creditor's rights and remedies, or by other equitable principles of general application.

     ( c) Capitalization: CAOL represents and warrants that it has 50,000,000 shares of Common Stock authorized; and no more than 32,410,258 shares have been issued and are outstanding; and that it has no shares of preferred stock authorized and that no shares of preferred stock are issued and outstanding; no more than 45,641,221 shares of Common Stock are reserved for issuance pursuant to stock options and warrants; no shares of common stock are reserved for convertible debt; and no shares of common stock are reserved for conversion of preferred stock, or for any other purpose.

     (d) Issuance of Conversion Shares, GCA Warrants and GCA Warrants Shares. The Conversion Shares, GCA Warrants and GCA Warrants Shares have been duly authorized by all necessary corporate action and when delivered to Holder(s) in accordance with the terms thereof will be validly issued and outstanding, full paid and non-assessable.

16.  Representations and Warranties of GCA:

     GCA  hereby  makes the  following  representations  and  warranties  to the
     Company:

     (a) Accredited Purchaser. GCA is an accredited investor as defined in Regulation D promulgated under the Securities Act.

     (b) Organization, Good Standing and Power. GCA is a limited partnership organized, validly existing and in good standing under the laws of the State of New York and has the requisite power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.

     ( c) Authorization; Enforcement. GCA has the requisite power and authority to enter into and perform this Agreement and to purchase the CAOL Note(s) and GCA Warrants in accordance with the terms hereof. The execution, delivery and performance of this Agreement by GCA and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action, and no further consent or authorization of GCA, its General Partner or its limited partner is required. This Agreement has been duly executed and delivered by GCA. This Agreement constitutes, or shall constitute when duly executed and delivered by all parties thereto, a valid and binding obligation of GCA enforceable against GCA in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of creditor's rights and remedies or by other equitable principles of general application.

17.  Right of First Refusal:

     If CAOL shall offer to issue any shares of common stock or securities exercisable or convertible into common stock (except for (a) the issuance of common stock upon the exercise or employee stock options and outstanding warrants; (b) the issuance of Common Stock or securities convertible or exercisable into Common Stock for services rendered to CAOL; (c) shares of Common Stock issued in an underwritten public offering; or (d) shares of Common Stock which are restricted for resale, and which may not be registered for resale, for at least one year from the issue date) from the date of this Agreement until sixty (60) days following the conversion into Common Stock of all of the CAOL Note(s) and accrued interest, or (b) redemption of all of the CAOL Note(s) and payment of all accrued interest, GCA shall have the right of first refusal to purchase such securities, and in this connection , CAOL, prior to the issuance of such securities, shall provide a written term sheet setting forth the terms and conditions of such offering, and GCA shall respond within twenty (20) business days of receipt of such term sheet as to whether GCA shall exercise its right of first refusal granted hereunder. In the event that GCA does not elect to exercise its right of first refusal within such twenty (20) business days, CAOL shall have the right to sell such securities to a third party on terms no more favourable to the third party than those set forth in the term sheet for a period of sixty (60) days following the end of said twenty (20) business day period.

18.  Default

     Normal  and  customary   events  of  default:   non-payment   of  interest,
     bankruptcy, breach of representations, warranties and covenants, etc.

19.  Binding Agreement

     The parties shall be legally bound by the above terms and shall execute such further documents as may be required to implement the provisions of this Agreement, including without limitation, an Escrow Agreement, the CAOL Note(s) and the GCA Warrants.


Agreed to and Accepted by:

CathayOnline Inc.



By:
                 Brian Ransom                                 Date



Generation Capital Associates


By:
       Frank E. Hart                                          Date
       General Partner


Escrow Agent:


       David A. Rapaport                                      Date

                                                                       EXHIBIT A
                            JOINT ESCROW INSTRUCTIONS

Dated as of the date of the
Financing Terms Agreement
To which These Joint Escrow
Instructions Are Attached

David A. Rapaport, Esq.
333 Sandy Springs Circle, Suite 230
Atlanta, GA  30328

Dear Mr. Rapaport:

         As escrow agent for CathayOnline Inc. (CAOL) and Generation Capital Associates (GCA) as named in the Financing Terms Agreement between CAOL, GCA and Escrow Agent to which a copy of these Joint Escrow Instructions is attached as EXHIBIT A (Agreement), you (Escrow Agent) are hereby authorized and directed to hold and disburse the Escrow Shares, Additional Escrow Shares and funds deposited with Escrow Agent by Purchaser(s) delivered to the Escrow Agent pursuant to the terms of the Agreement (Escrow Property):

         1. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by CAOL, GCA and the Escrow Agent.

         2. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the property party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as Escrow Agent while acting in good faith, except for fraud, willful misconduct, or gross negligence, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be evidence of such good faith.

         3. The fees, if any, and disbursements of the Escrow Agent chargeable in respect of services provided in the capacity as Escrow Agent pursuant to this Escrow Agreement will be the responsibility of the Seller.

         4. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         5. The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         6. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefore. The Escrow Agent has acted as legal counsel for Seller in connection with the Agreement and may continue to act as legal counsel for Seller, from time to time, notwithstanding its duties as Escrow Agent hereunder. The Purchaser hereby waives any and all claims and allegations of conflict in relation to the Escrow Agent's continued representation of the Seller as her attorney.

         7. The Escrow Agent's responsibilities as Escrow Agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Seller and the Purchaser. In the event of such resignation, the Purchaser and the Seller shall appoint a successor Escrow Agent.

         8. If the Escrow Agent reasonably requires other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         9. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the Escrow Property held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of the said Escrow Property until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to delver the Escrow Property held by the Escrow Agent hereunder to a state or federal court having competent subject matter jurisdiction in accordance with the applicable procedure therefore.

         10. The Seller and the Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from fraud, gross negligence or willful misconduct of the Escrow Agent.

         11. In the event of any action or proceeding brought by any party against another this Agreement and/or the Financing Terms Agreement, the prevailing party or parties shall be entitled to recover all expenses incurred through the date of final collection, including without limitation, all attorneys' fees.

         12. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery, overnight courier, facsimile or three business days after deposit in the United States Postal Service, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the addresses listed below their signature, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

         13. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns and shall be governed by the laws of the State of Georgia without giving effect to principles governing the conflicts of laws. A facsimile transmission of these instructions signed by the Escrow Agent shall be legal and binding on all parties hereto.

         14. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided in the Agreement.


CathayOnline Inc.

By:
                                         Name, Title & Date

CathayOnline Inc.
437 Madison Avenue
33rd Floor
New York, NY  10022
Tax I.D.
(212) 888-6822   Phone
(212) 888-1212   Fax


Generation Capital Associates

By:
                                         Name, Title & Date

Generation Capital Associates
1085 Riverside Trace
Atlanta, GA 30328
Tax I.D. 13-3175117
(404) 303-8450 - Phone
(404) 255-2218 - Fax


Escrow Agent




David A. Rapaport
333 Sandy Springs Circle
Suite 230
Atlanta, GA  30328
(404) 257-9150 - Phone
(404) 257-9125 - Fax

                               CATHAYONLINE, INC.
                                CONVERTIBLE NOTE

$ 50,000                                          [                            ]
  -------                                         ------------------------------
 (Amount)                                                    (date)

     FOR VALUE RECEIVED, the undersigned, CathayOnline, Inc., a Nevada corporation (Company), hereby promises to pay to the order of Generation Capital Associates, or its lawful assigns (Purchaser), in lawful money of the United States of America, and in immediately available funds, the principal sum of $50,000. The principal hereof and any unpaid accrued interest thereon shall be due and payable on or before 5:00 p.m., Eastern Standard Time, on November 30, 2001 (unless the payment date is accelerated as provided in Section 4 hereof, extended as provided in Section 2 hereof, or unless this Note is converted as set forth in Section 1 hereof). Payment of all amounts due hereunder shall be made at the address of the Purchaser provided for in Section 5 hereof. The Company further promises to pay interest at the rate of ten percent per annum payable monthly on the outstanding principal balance hereof, such interest to be payable in arrears commencing on January 2, 2001 and on the maturity date. Interest shall be payable in cash (or Common Stock (Interest Shares) at the option of the Company, only if such Interest Shares have been registered for resale and are freely tradable. If interest is paid in CAOL common stock the stock shall be valued at the lower of (i) the Multiplier times the Average Price for the five trading days immediately preceding the date the interest payment is due; or (ii) the Multiplier times the Average Price for the five trading days immediately preceding the date the Interest Shares are delivered to Holder(s).

     This Note is one of a series of Notes issued by the Company pursuant to a Financing Terms Agreement between the Company and Generation Capital Associates dated as of November 22, 2000 (Financing Terms Agreement). Capitalized terms herein shall have the same meaning as in the Financing Terms Agreement. THE PROVISIONS OF THE FINANCING TERMS AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE.

     In connection with any conversion of the Note into any Conversion Shares, the Company has placed into escrow with David A. Rapaport, Esq (the Escrow Agent) an aggregate of 6,500,000 shares of Common Stock (Escrow Shares) pursuant to the terms of Joint Escrow Instructions dated as of November 22, 2000. THE PROVISIONS OF THE JOINT ESCROW INSTRUCTIONS ARE INCORPORATED HEREIN BY REFERENCE.

     1. CONVERSION. The Purchaser or any subsequent holder or holders (Holder(s) of this Note is entitled, at its option, at any time and in whole or in part, until maturity hereof (as extended by Holder(s)) to convert the principal amount of this Note or any portion of the principal amount hereof into Shares of Common Stock at lower of (a) the average of the closing bid price (Closing Bid Price) of the Company's Common Stock for the five-day trading period ending on the day prior to the Effective Date (Average Price) times (x) 70 % (Multiplier); or (b) the Closing Bid Price on the Closing Date times (x) the Multiplier. In the event a Registration Statement Amendment covering the Conversion Shares is not filed by the Filing Date Deadline and/or shall not become effective by the Effective

Date Deadline the Multiplier shall be reduced five percentage points (a) for the first month or part thereof after the Filing Date Deadline that the Registration Statement Amendment has not been filed; and/or (b) for the first month of part thereof after the Effective Date Deadline that the Registration Statement Amendment has not become effective; and the Multiplier shall be reduced two percentage points for each additional month or part thereof commencing one month after the Effective Date Deadline, for up to two years from the Closing Date, that the Registration Statement Amendment has not been made effective with a current prospectus available, or the Registration Statement Amendment ceases to be effective with a current prospectus available; or the Conversion Shares cannot be sold pursuant to SEC Rule 144 (d) (subject only to Form 144 filing, manner of sale and volume limitation provisions of Rule 144).

     For purposes of this Note, the Closing Bid Price shall be the closing bid price of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System Level II (Nasdaq), or the closing bid price in the over-the-counter market; or, in the event the Common Stock is listed on a stock exchange, the closing bid price value per share shall be the closing price on the exchange, as reported in the Wall Street Journal. The shares of Common Stock issued upon conversion of the Note are herein referred to as Conversion Shares. Such conversion shall be effectuated by surrendering the Note to be converted to the Escrow Agent, with the form of Conversion Notice attached hereto as Exhibit 1, executed by the Holder(s) of this Note evidencing such Holder(s)' intention to convert this Note or a specified portion hereof (as above provided). The Effective Date shall be the date set forth on the Conversion Notice, provided such Conversion Notice is received by the Escrow Agent and the Company, via U.S. mail, overnight courier, hand delivery or facsimile, no later than the fifth business day after such date.

     Upon recording the amount converted and amount of indebtedness remaining under the Note, set forth in the Conversion Notice on the grid comprising the last page of the Note (Principal Reduction Grid), the Escrow Agent shall send a copy of the revised Principal Reduction Grid to the Company and shall send a copy of the revised Principal Reduction Grid to the Holder(s). Escrow Agent shall also deliver the Conversion Shares to Holder(s)

     The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of Common Stock to satisfy the rights of conversion of the holder or holders (Holder(s)) of this Note.

     2. EXTENSION OF MATURITY DATE. The maturity date shall be automatically extended for up to eighteen (18) one-month periods, unless the Holder(s) notifies the Company in writing not less than 10 days prior to any expiration that the Notes will not be extended.

     3. PREPAYMENT. This Note shall not be prepaid, in whole or in part, without the prior written consent of the Holder(s).

     4. DEFAULT. The occurrence of any one of the following events shall constitute an Event of Default:

     (a) The non-payment, when due, of any principal or interest pursuant to this Note;

     (b) The material breach of any representation or warranty in this Note, the Financing Terms Agreement or in the Joint Escrow Instructions. In the event the Holder(s) becomes aware of a breach of this Section 4(b), the Holder(s) shall notify the Company in writing of such breach and the Company shall have five business days after notice to cure such breach;

     (c) The breach of any covenant or undertaking in this Note, the Financing Terms Agreement or in the Joint Escrow Instructions, not otherwise provided for in this Section 5;

     (d) A  default  shall  occur  in  the  payment  when  due  (subject  to any applicable grace period), whether by acceleration or otherwise, of any indebtedness of the Company or an event of default or similar event shall occur with respect to such indebtedness, if the effect of such default or event (subject to any required notice and any applicable grace period) would be to accelerate the maturity of any such indebtedness or to permit the holder or holders of such indebtedness to cause such indebtedness to become due and payable prior to its express maturity;

     (e) The failure of the Company to file any report or amendment to a report under the Securities Exchange Act of 1934 more than ten days after such report or amendment was required to be filed.

     (f) The commencement by the Company of any voluntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or the adjudication of the Company as insolvent or bankrupt by a decree of a court of competent jurisdiction; or the petition or application by the Company for, acquiescence in, or consent by the Company to, the appointment of any receiver or trustee for the Company or for all or a substantial part of the property of the Company; or the assignment by the Company for the benefit of creditors; or the written admission of the Company of its inability to pay its debts as they mature; or

     (g) The commencement against the Company of any proceeding relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, provided, however, that the commencement of such a proceeding shall not constitute an Event of Default unless the Company consents to the same or admits in writing the material allegations of same, or said proceeding shall remain undismissed for 20 days; or the issuance of any order, judgment or decree for the appointment of a receiver or trustee for the Company or for all or a substantial part of the property of the Company, which order, judgment or decree remains undismissed for 20 days; or a warrant of attachment, execution, or similar process shall be issued against any substantial part of the property of the Company.

     Upon the occurrence of any Default or Event of Default, the Holder(s) may, by written notice to the Company, declare all or any portion of the unpaid principal amount due to Holder(s), together with all accrued interest thereon, immediately due and payable, in which event it shall immediately be and become due and payable, provided that upon the occurrence of an Event of Default as set forth in paragraph (f) or paragraph (g) hereof, all or any portion of the unpaid principal amount due to Holder(s), together with all accrued interest thereon, shall immediately become due and payable without any such notice.

     5. NOTICES. Notices to be given hereunder shall be in writing and shall be deemed to have been sufficiently given if sent by first class or certified mail, overnight courier, delivered personally or sent by facsimile transmission. Notice shall be deemed to have been received on the date and time of personal delivery, delivery by overnight courier, certified mail or facsimile transmission.

         Notices shall be given to the following addresses:

         If to the Company:

         CathayOnline, Inc.
         437 Madison Avenue
         33rd Floor
         New York, NY  10022
         Tel: (212) 888-6822
         Fax: (212) 888-1212

         Attn:  Brian Ransom, President

         If to the Purchaser:

         Generation Capital Associates
         1085 Riverside Trace
         Atlanta, GA 30328
         Attn:  Frank E. Hart, General Partner
         Fax: 404/255-2218
         Tel:  404/303-8450

         If to the Escrow Agent:

         David A. Rapaport, Esq.
         333 Sandy Springs Circle, Suite 230
         Atlanta, GA 30328
         Fax: 404/ 257-9125
         Tel: 404/257-9150

     6. LIMITATION. Notwithstanding any other provision of this Note (including, without limitation, all Exhibits hereto) to the contrary, no individual Holder(s) of this Note or any portion of this Note shall be required to accept

(through the issuance to such person of Interest Shares or otherwise), or be permitted to exercise any of the conversion rights to receive securities of the Company, if such action would result in the Holder(s) becoming at any particular time the beneficial owner of an aggregate of more than 5% of the then outstanding Common Stock of the Company, as calculated pursuant to Section 13 of the Securities Exchange Act of 1934 (the Exchange Act) and Regulation 13D-G promulgated thereunder. The foregoing shall not prohibit the Holder(s) from receiving any remaining amounts owed under this Note to such Purchaser or Holder(s) from the Company, or to receive in the aggregate securities exceeding such amount, so long as Holder(s) does not have beneficial ownership of an aggregate of more than 5% of the outstanding Common Stock at any given time.


     7. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. The Company consents to the jurisdiction of any court of the State of Georgia and of any federal court located in Georgia. The Company waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made, as the Purchaser or Holder(s) may elect, by certified mail directed to the Company at the location provided for in
Section 6 hereof, or, in the alternative, in any other form or manner permitted by law.

     8. GOVERNING LAW. THIS NOTE HAS BEEN PURCHASED IN THE STATE OF GEORGIA AND SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY THEREIN, WITHOUT GIVING EFFECT TO THE RULES OR PRINCIPLES OF CONFLICTS OF LAW.

     9. ATTORNEYS FEES. In the event the Holder(s) hereof shall refer this Note to an attorney for collection, the Company agrees to pay all the costs and expenses incurred in attempting or effecting collection hereunder or enforcement of the terms of this Note, including reasonable attorney's fees, whether or not suit is instituted.

     10. CONFORMITY WITH LAW. It is the intention of the Company and of the Holder(s) to conform strictly to applicable usury and similar laws. Accordingly, notwithstanding anything to the contrary in this Note, it is agreed that the aggregate of all charges which constitute interest under applicable usury and similar laws that are contracted for, chargeable or receivable under or in respect of this Note, shall under no circumstances exceed the maximum amount of interest permitted by such laws, and any excess, whether occasioned by acceleration or maturity of this Note or otherwise, shall be canceled automatically, and if theretofore paid, shall be either refunded to the Company or credited on the principal amount of this Note.

                  IN WITNESS WHEREOF, the Company has signed and sealed this Note as of the date set forth above.


CathayOnline, Inc.

By:
     ---------------------------------------
                       (Signature)


                  (name)


                         (title)


                            PRINCIPAL REDUCTION GRID


          Date                  Principal             Principal Converted      Adjusted Principal       Conversion Shares
                                                                                                            Delivered
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

                               CATHAYONLINE, INC.


               Warrant for the purchase of shares of Common Stock

[                                   ]       [                                  ]
-------------------------------------       ------------------------------------
         (Closing Date)                               (No. of  Shares)

     FOR VALUE RECEIVED, CathayOnline, Inc. (the "Company"), hereby certifies that Generation Capital Associates (GCA), or a permitted assign thereof, is entitled to purchase from the Company, at any time or from time to time commencing the date hereof and prior to 5:00 P.M., New York City time, on
                                                 (                 )
--------------------------------------------     -------------------
     (Fifth Anniversary of Closing Date)         (Number of Warrants)
fully paid and  nonassessable  shares of the common stock, of the Company for an
aggregate  purchase  price of [                          ($                   )]
                              --------------------------------------------------
(computed  on the basis of $[          ]/share).  (Hereinafter,  (i) said common
                            ------------
stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock," (ii) the shares of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to as the "GCA Warrants Shares," the aggregate purchase price payable hereunder for the GCA Warrants Shares is referred to as the "Aggregate Warrant Price," (iv) the price payable hereunder for each of the GCA Warrants Shares is referred to as the "Per Share Warrant Price," (v) this Warrant, all identical warrants (if any) issued on the date hereof and all warrants hereafter issued in exchange or substitution for this Warrant or such other warrants are referred to as the "Warrants" and
(vi) the holder of this Warrant is referred to as the "Holder" and the holder of this Warrant and all other Warrants are referred to as the "Holders"). The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price is subject to adjustment as hereinafter provided; in the event of any such adjustment, the number of GCA Warrants Shares shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment.

1.       Exercise of Warrant.
         -------------------

     a)   Exercise for Cash

     This Warrant may be exercised, in whole at any time or in part from time to time, commencing on the date hereof and prior to 5:00 P.M., New York City time, on the fifth anniversary of the date set forth above, by the Holder by the surrender of this Warrant (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 9(a) hereof, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for GCA Warrants Shares shall be made by wire, or certified or official bank check payable to the order of the Company. If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock, and the Holder is entitled to receive a new Warrant Covering the GCA Warrants Shares which have not been exercised and setting forth the proportionate part of the Aggregate Warrant
Price applicable to such GCA Warrants Shares. Upon such surrender of this Warrant the Company will (a) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the

     Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (b) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

     b)   Cashless Exercise

          If at any time commencing on the first anniversary of the date set forth above the shares of common stock issuable upon exercise of the Warrant have not been registered for resale under the Securities Act of 1933 with a current prospectus available, in lieu of exercising this Warrant in the manner set forth in paragraph l(a) above, the Warrant may be exercised by surrender of the Warrant without payment of any other consideration, commission or remuneration, by execution of the cashless exercise subscription form (at the end hereof, duly executed). The number of shares to be issued in exchange for the Warrant will be computed by subtracting the Warrant Exercise Price from the closing bid price of the common stock on the date of receipt of the cashless exercise subscription form, multiplying that amount by the number of shares represented by the Warrant, and dividing by the closing bid price as of the same date.

2.       Reservation of GCA Warrants Shares.
         ----------------------------------

          The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer (except for applicable state or federal securities law restrictions) and free and clear of all pre-emptive rights.

3.       Protection Against Dilution.
         ---------------------------

     a) If, at any time or from time to time after the date of this Warrant, the Company shall issue or distribute (for no consideration) to the holders of shares of Common Stock evidences of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a subdivision, combination or reclassification, or dividend or distribution payable in shares of Common Stock, referred to in Subsection 3(b), and also excluding cash dividends or cash distributions paid out of net profits legally available therefor if the full amount thereof, together with the value of other dividends and distributions made substantially concurrently therewith or pursuant to a plan which includes payment thereof, is equivalent to not more than 5% of the Company's net worth) (any such nonexcluded event being herein called a "Special Dividend"), the Per Share Warrant Price shall be adjusted by multiplying the Per Share Warrant Price then in effect by a fraction, the numerator of which shall be the then current market price of the Common Stock (defined as the average for the thirty consecutive business days immediately prior to the record date of the daily closing bid price of the Common Stock as reported by the NASDAQ system less the fair market value (as determined by the Company's Board of Directors) of the evidences of indebtedness, securities or property, or other assets issued or distributed in such Special Dividend applicable to one share of Common Stock and the denominator of which shall be such then current market price per share of Common Stock. An adjustment made pursuant to this Subsection 3(a) shall become effective immediately after the record date of any such Special Dividend.

     b) In case the Company shall hereafter (i) pay a dividend or make a distribution on its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Per Share Warrant Price shall be adjusted so that the Holder of any Warrant upon the exercise hereof shall be entitled to receive the number of shares of Common Stock or other capital stock of the Company which he would have owned immediately prior thereto. An adjustment made pursuant to this Subsection 3(b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection 3(b), the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall determine the allocation of the adjusted Per Share Warrant Price between or among shares of such classes or capital stock or shares of Common Stock and other capital stock.

     c) Except as provided in Subsection 3(e), in case the Company shall hereafter issue or sell any shares of Common Stock for a consideration per share less than the Per Share Warrant Price on the date of such issuance or sale, the Per Share Warrant Price shall be adjusted as of the date of such issuance or sale so that the same shall equal the consideration per share received by the Company upon such issuance or sale; provided, however, that no adjustment of the Per Share Warrant Price shall be required in connection with the issuance of shares upon the exercise of presently outstanding warrants or options.

     d) Except as provided in Subsection 3(a) and 3(e), in case the Company shall hereafter issue or sell any rights, options, warrants or securities convertible into Common Stock entitling the holders thereof to purchase Common Stock or to convert such securities into Common Stock at a price per share (determined by dividing (i) the total amount, if any, received or receivable by the Company in consideration of the issuance or sale of such rights, options, warrants or convertible securities plus the total consideration, if any, payable to the Company upon exercise or conversion thereof (the "Total Consideration") by (ii) the number of additional shares of common stock issuable upon exercise or conversion of such securities) less than the then current Per Share Warrant Price in effect on the date of such issuance or sale, the Per Share Warrant Price shall be adjusted as of the date of such issuance or sale so that the same shall equal the price determined by dividing (i) the sum of (a) the number of shares of Common Stock outstanding on the date of such issuance or sale multiplied by the Per Share Warrant Price plus (b) the Total Consideration by (ii) the number of shares of Common Stock outstanding on the date of such issuance or sale plus (iii) the maximum number of additional shares of Common Stock issuable upon exercise or conversion of such securities.

     e) In case of any capital reorganization or reclassification, or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder of this Warrant shall have the right thereafter to convert such Warrant into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Warrant been converted immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this
          Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of this Warrant. The above provisions of this Subsection 3(e) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The issuer of any shares of stock or other securities or property thereafter deliverable on the conversion of this Warrant shall be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than 10 days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

     f) No adjustment in the Per Share Warrant Price shall be required unless such adjustment would require an increase or decrease of at least $0.01 per share of Common Stock; provided, however, ------------------ that any adjustments which by reason of this Subsection 3(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further, ----------------- however, that adjustments shall be required and made in accordance with the provisions of this Section 3 (other than this Subsection 3(f)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holder of this Warrant or Common Stock issuable upon exercise hereof. All calculations under this Section 3 shall be made to the nearest cent. Anything in this
          Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Warrant Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its shareholders shall not be taxable.

     g)   Whenever the Per Share  Warrant  Price is adjusted as provided in this
          Section 3 and upon any modification of the rights of a Holder of Warrants in accordance with this Section 3, the Company shall promptly obtain, at its expense, a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular auditors of the Company) setting forth the Per Share Warrant Price and the number of GCA Warrants Shares after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Warrants.

     h) If the Board of Directors of the Company shall declare any dividend or other distribution with respect to the Common Stock, other than a cash distribution out of earned surplus, the Company shall mail notice thereof to the Holders of the Warrants not less than 10 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution.

4.       Fully Paid Stock, Taxes.
         ------------------------

          The Company agrees that the shares of the Common Stock represented by each and every certificate for GCA Warrants Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to pre-emptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor.

5.       Registration Under Securities Act of 1933.
         -----------------------------------------

     a) The Company shall file an amendment to its pending registration statement including the GCA Warrants Shares (Registration Statement Amendment) on or before (Filing Date Deadline) and shall use its best efforts to cause such Registration Statement Amendment to be declared effective by February 15, 2001 (Effective Date Deadline).


     b) In the event the Registration Statement Amendment described above is not filed by the Filing Date Deadline and/or shall not become effective by the Effective Date Deadline: (i) the exercise method of the GCA Warrants shall become cashless until such Registration Statement Amendment becomes effective; (ii) the exercise price of the GCA Warrants shall be reduced by $0.03; and shall be further reduced by $0.01 for each month or part thereof commencing one month after the Effective Date Deadline, for up to two years from the Closing Date, but to not less than $0.05, that the Registration Statement Amendment has not been made effective with a current prospectus available, or the Registration Statement Amendment ceases to be effective with a current prospectus available; or that the GCA Warrants Shares, cannot be sold pursuant to SEC Rule 144 (d) (subject only to Form 144 filing, manner of sale and volume limitation provisions of Rule 144)

     c) The Company shall (i) furnish each Holder of any such GCA Warrants Shares and each underwriter of such GCA Warrants Shares with such copies of the prospectus, including the preliminary prospectus, conforming to the Act, (and such other documents as each such Holder or each such underwriter may reasonably request) in order to facilitate the sale or distribution of the GCA Warrants Shares, (ii) use its best efforts to register or qualify such GCA Warrants Shares under the blue sky laws (to the extent applicable) of such jurisdiction or jurisdictions as the Holders of any such GCA Warrants Shares and each -underwriter of GCA Warrants Shares being sold by such Holders shall reasonably request and (iii) take such other actions as may be reasonably necessary or advisable to enable such Holders and such underwriters to consummate the sale or distribution in such jurisdiction or jurisdictions in which such Holders shall have reasonably requested that the GCA Warrants Shares be sold.

     d) The Company shall pay all expenses incurred in connection with any registration or other action pursuant to the provisions of this
          Section 5, other than underwriting discounts and applicable transfer taxes relating to the GCA Warrants Shares.

     e) The Company will indemnify the Holders of GCA Warrants Shares which are included in each Subsequent Registration Statement substantially to the same extent as the Company has indemnified the underwriters (the "Underwriters") of its public offering of Common Stock pursuant to the Underwriting Agreement and such Holders will indemnify the Company (and the underwriters, if applicable) with respect to information furnished by them in writing to the Company for inclusion therein substantially to the same extent as the Underwriters have indemnified the Company.

6.       Transferability.
         ---------------

          The Company may treat the registered Holder of this Warrant as he or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any Holder of a Warrant or his duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants. All warrants issued upon the transfer or assignment of this Warrant will be dated the same date as this Warrant, and all rights of the Holder thereof shall be identical to those of the Holder.

7.       Loss, etc., of Warrant.
         ----------------------

          Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

8.       Warrant Holder Not Shareholders.
         -------------------------------

          Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof

9.       Communication.
         -------------

          No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, or sent vial facsimile, overnight courier or hand delivery addressed to:

         If to the Company:

         CathayOnline, Inc.
         437 Madison Avenue
         33rd Floor
         New York, NY  10022
         Tel: (212) 888-6822
         Fax: (212) 888-1212

         Attn:  Brian Ransom, President

         If to the Purchaser:

         Generation Capital Associates
         1085 Riverside Trace
         Atlanta, GA 30328
         Attn:  Frank E. Hart, General Partner
         Fax: 404/255-2218
         Tel:  404/303-8450
         with copy to:

         David A. Rapaport, Esq.
         333 Sandy Springs Circle, Suite 230
         Atlanta, GA 30328
         Fax: 404/257-9125
         Tel: 404/257-9150
         email: drapaport@hcfmgmt.com

10.      Headings.
         --------

          The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

11.      Applicable Law.
         --------------

          This Warrant shall be governed by and construed in accordance with the law of the State of Delaware without giving effect to the principles of conflicts of law thereof.


     IN WITNESS WHEREOF, CathayOnline, Inc. has caused this Warrant to be signed by its President as of the date set forth above.




Brian Ranson
President

                                  SUBSCRIPTION


The undersigned, _____________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase shares of the Common Stock of _______________. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated:                                               Signature:

                                    Address:





                                   ASSIGNMENT

FOR VALUE RECEIVED___________________ hereby sells, assigns and transfers unto ____________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint _______________________, attorney, to transfer said Warrant on the books of ________________

Dated:                                               Signature:

                                    Address:





                               PARTIAL ASSIGNMENT

         FOR VALUE RECEIVED ____________________hereby assigns and transfers unto ____________________ the right to purchase ______________ shares of the Common Stock of ________________ by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint ____________________, attorney, to transfer that part of said Warrant on the books of
         ----------------


Dated:                                               Signature:

                                    Address:

                         CASHLESS EXERCISE SUBSCRIPTION


         The undersigned _______________________ pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe to that number of shares of stock of ________________ as are issuable in accordance with the formula set forth in paragraph l(b) of the Warrant, and makes payment therefore in full by surrender and delivery of this Warrant.

         Dated:                                      Signature:

                                    Address: